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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ______________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 7, 2001
                                                  -----------


                             PS Business Parks, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

          California                1-10709                   95-4300881
          ----------                -------                   ----------
State or Other Jurisdiction of  (Commission File    (IRS Employer Identification
       Incorporation)                Number)                   No.)

701 Western Avenue, Glendale, California                       91201-2397
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 (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code           (818) 244-8080
                                                             --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events
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        On May 7, 2001, PS Business Parks, Inc., a California corporation (the
"Company"), entered into an Underwriting Agreement (the "Underwriting Agreement") among Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, A.G. Edwards & Sons, Inc., Morgan Stanley & Co. Incorporated, First Union Securities, Inc. and Tucker Anthony Sutro Capital Markets, the Company and PS Business Parks, L.P., a California limited partnership, relating to a public offering by the Company of up to 1,840,000 Depositary Shares (the "Shares"), each representing one one-thousandth of a share of the Company's 9 1/2% Cumulative Preferred Stock, Series D, Liquidation Preference Equivalent to $25.00 Per Depositary Share (the "Preferred Stock"), including 240,000 Shares which may be purchased by the underwriters to cover over-allotments. The Company has also entered into a Deposit Agreement, dated May 7, 2001, among the Company, American Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder.

        The offering is being made under a Registration Statement on Form S-3 (No. 333-78627) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on June 2, 1999.

        On May 8, 2001, the Company filed a supplement to the prospectus in the Registration Statement, dated May 7, 2001, relating to the issuance and sale of the Shares (the "Prospectus Supplement").

        This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Deposit Agreement and the Certificate of Determination of the Preferred Stock in connection with the filing of the Prospectus Supplement and the public offering of the Shares.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

           (c)    Exhibits

                  Exhibit 1.1 -  Underwriting Agreement relating to the
                                 Company's Depositary Shares Representing Shares of the Company's 9 1/2% Cumulative Preferred Stock, Series D, Liquidation Preference Equivalent to $25.00 Per Depositary Share.

                  Exhibit 3.1 -  Certificate of Determination for the Preferred
                                 Stock.

                  Exhibit 4.1 -  Deposit Agreement Relating to the Depositary
                                 Shares.

                  Exhibit 5.1 -  Opinion of David Goldberg as to the validity of the Depositary Shares.

                  Exhibit 23.1 - Consent of David Goldberg (contained in Exhibit
                                 5.1).

                                      -2-
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PS BUSINESS PARKS, INC.

                                  By: /s/ Jack Corrigan
                                     -------------------------------------
                                      Jack Corrigan
                                      Vice President and Chief Financial Officer

Date:  May 8, 2001

                                      -3-
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                                INDEX TO EXHIBITS

         Exhibit 1.1 -      Underwriting Agreement relating to the Company's
                            Depositary Shares Representing Shares of the
                            Company's 9 1/2% Cumulative Preferred Stock, Series
                            D, Liquidation Preference Equivalent to $25.00 Per
                            Depositary Share.

         Exhibit 3.1 -      Certificate of Determination for the Preferred
                            Stock.

         Exhibit 4.1 -      Deposit Agreement Relating to the Depositary Shares.

         Exhibit 5.1 -      Opinion of David Goldberg as to the validity of the
                            Depositary Shares.

         Exhibit 23.1 -     Consent of David Goldberg (contained in Exhibit
                            5.1).